UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 11, 2017

Rexahn Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-34079 (Commission File Number)	11-3516358 (I.R.S. Employer Identification No.)

15245 Shady Grove Road, Suite 455 Rockville, MD	20850
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (240) 268-5300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Amendment to the Rexahn Pharmaceuticals, Inc. 2013 Stock Option Plan

On April 11, 2017, at the 2017 Annual Meeting of Shareholders (the “Annual Meeting”) of Rexahn Pharmaceuticals, Inc. (the “Company”), the shareholders of the Company approved an amendment to the Rexahn Pharmaceuticals, Inc. 2013 Stock Option Plan, as amended and restated (the “2013 Plan”), to increase the number of shares common stock reserved for issuance thereunder from 17,000,000 to 34,000,000 (the “Amendment”). A description of the terms and conditions of the 2013 Plan is set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on February 24, 2017 (the “Proxy Statement”), in the section entitled “Proposal 5: Approval of an Amendment to the Company’s 2013 Stock Option Plan, as Amended and Restated”, which is incorporated in this report by reference. A copy of the Amendment is attached as Exhibit 10.1 to this Current Report on Form 8‑K.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held the Annual Meeting on April 11, 2017. Set forth below are the seven proposals that were voted on at the Annual Meeting and the shareholder votes on each such proposal, as certified by the inspector of elections for the Annual Meeting. The seven proposals set forth below were the only items submitted at the Annual Meeting for shareholder action.

As of February 21, 2017, the record date for the Annual Meeting, there were 237,443,785 shares of Company common stock issued, outstanding and entitled to vote. Shareholders holding 182,991,661 shares of Company common stock were present at the Annual Meeting in person or represented by proxy.

Proposal 1 – The seven nominees named in the Proxy Statement were elected to serve as directors for a one-year term expiring at the Company’s 2017 Annual Meeting of Shareholders. The voting results with respect to each nominee were as follows:

Director	For	Withheld	Broker Non-Votes
Chang H. Ahn	96,338,097	8,133,172	78,520,392
Charles Beever	94,458,425	10,012,844	78,520,392
Peter Brandt	95,807,793	8,663,476	78,520,392
Mark Carthy	94,717,638	9,753,631	78,520,392
Kwang Soo Cheong	94,610,217	9,861,052	78,520,392
Richard J. Rodgers	94,743,672	9,727,597	78,520,392
Peter Suzdak	94,774,370	9,696,899	78,520,392

Proposal 2 – The appointment of Baker Tilly Virchow Krause, LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2017 was ratified. The voting results were as follows:

For	Against	Abstain
168,708,302	4,347,995	9,935,364

There were no broker non-votes for Proposal 2.

Proposal 3 – The Company’s executive compensation was approved on a non-binding basis. The voting results were as follows:

For	Against	Abstain
82,573,930	12,908,813	8,988,524

There were 78,520,394 broker non-votes for Proposal 3.

Proposal 4– The frequency of future non-binding votes on executive compensation was recommended, on a non-binding basis, to be “every three years”. The voting results were as follows:

Every one year	Every two years	Every three years	Abstain
31,598,028	4,387,045	57,185,030	11,301,164

There were 78,520,394 broker non-votes for Proposal 4.

In light of the foregoing vote and consistent with the recommendation of the Board of Directors of the Company included in the Proxy Statement, the Board of Directors has determined that the Company will hold future advisory votes on executive compensation every three years.

Proposal 5 – The amendment of the 2013 Plan to increase the number of shares of common stock available for issuance thereunder from 17,000,000 to 34,000,000 was approved. The voting results were as follows:

For	Against	Abstain
69,888,918	27,581,379	7,000,970

There were 78,520,394 broker non-votes for Proposal 5.

Proposal 6 – The amendment to the Company’s Amended and Restated Certificate of Incorporation (in the event it is deemed by the Board of Directors to be advisable) to effect a reverse stock split of the Company’s common stock at a ratio within the range of 1:5 to 1:20, as determined by the Board of Directors, together with a corresponding proportional reduction in the number of authorized shares of the Company’s capital stock, was approved. The voting results were as follows:

For	Against	Abstain
124,909,518	53,287,821	4,794,318

There were no broker non-votes for Proposal 6.

Proposal 7 – The proposal to approve an adjournment of the Annual Meeting, if necessary, if a quorum is present, to solicit additional proxies if there were not sufficient votes to approve Proposal 6, was approved. Notwithstanding the approval of this proposal, the Annual Meeting was not adjourned, as there were sufficient votes to approve Proposal 6. The voting results were as follows:

For	Against	Abstain
145,973,361	29,481,505	7,536,788

There were no broker non-votes for Proposal 7.

Section 8 – Other Events

Item 8.01	Other Events.

On April 13, 2017, the Company issued a press release announcing that it will implement a 1-for-10 reverse stock split of the Company’s outstanding shares of common stock, together with a corresponding proportional reduction in the number of authorized shares of the Company’s capital stock. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Section 9 - Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	First Amendment to the Rexahn Pharmaceuticals, Inc. 2013 Stock Option Plan, as Amended and Restated as of June 9, 2016.

99.1	Rexahn Pharmaceuticals, Inc. press release dated April 13, 2017, announcing reverse stock split and corresponding authorized share reduction.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

REXAHN PHARMACEUTICALS, INC.
Dated: April 13, 2017
/s/ Peter Suzdak
Peter Suzdak
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	First Amendment to the Rexahn Pharmaceuticals, Inc. 2013 Stock Option Plan, as Amended and Restated as of June 9, 2016.

99.1	Rexahn Pharmaceuticals, Inc. press release dated April 13, 2017, announcing reverse stock split and corresponding authorized share reduction.